                                  Exhibit 99.2
                                                                  EXECUTION COPY

                          WAIVER AND CONSENT AGREEMENT

                  THIS WAIVER AND CONSENT AGREEMENT (this "Agreement") is made and entered into as of the 29th day of January, 2002, by and among Kaiser
Aluminum & Chemical Corporation, a Delaware corporation (the "Company"),
Kaiser Aluminum Corporation, a Delaware corporation (the "Parent Guarantor"), the various financial institutions that are or may from time to time become parties to the Credit Agreement referred to below (collectively, the "Lenders"
and, individually, a "Lender"), and Bank of America, N. A. (successor to
BankAmerica Business Credit, Inc., a Delaware corporation), as agent (in such capacity, together with its successors and assigns in such capacity, the
"Agent") for the Lenders. Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement (defined below).

                  WHEREAS, the Company, the Parent Guarantor, the Lenders, and
the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third
Amendment to Credit Agreement and Acknowledgement, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the
Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth
Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh
Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth
Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth
Amendment to Credit Agreement and Acknowledgment, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement and Assignment, dated as of June 25,
1997, the Eleventh Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of
January 13, 1998, the Thirteenth Amendment to Credit Agreement, dated as of July
20, 1998, the Fourteenth Amendment to Credit Agreement, dated as of December 11,
1998, the Fifteenth Amendment to Credit Agreement, dated as of February 23,
1999, the Sixteenth Amendment to Credit Agreement, dated as of March 26, 1999, the Seventeenth Amendment to Credit Agreement, dated as of September 24, 1999, the Eighteenth Amendment to Credit Agreement, dated as of February 11, 2000, the
Nineteenth Amendment to Credit Agreement and Limited Waiver, dated as of
December 27, 2000, the Twentieth Amendment to Credit Agreement, dated as of
January 26, 2001, the Twenty-First Amendment to Credit Agreement and Consent,
dated as of July 18, 2001, the Twenty-Second Amendment to Credit Agreement,
dated as of October 16, 2001, the Twenty-Third Amendment to Credit Agreement,
dated as of October 24, 2001, and the Twenty-Fourth Amendment to Credit
Agreement, dated as of November 15, 2001 (the "Credit Agreement"); and

                  WHEREAS, the Parent Guarantor and the Company acknowledge that there currently exist or there may hereafter exist during the Waiver Period (as hereinafter defined) the Defaults and/or Events of Default set forth on Schedule
A to this Agreement (collectively, the "Scheduled Defaults"); and

                  WHEREAS, during the Waiver Period, the Company may not be able to satisfy certain of the conditions precedent to Credit Extensions contained in the Credit Agreement; and

                  WHEREAS, the Lenders and the Agent have agreed, during the
Waiver Period, to waive the Scheduled Defaults and to waive certain of the conditions precedent to Credit Extensions, on the terms and conditions set forth in this Agreement; and

                  WHEREAS, pursuant to Section 9.1.13 of the Credit Agreement, funds are held in Account No. 876636 (the "Cash Collateral Account") maintained by the Company with Bank of America, N.A.; and

                  WHEREAS, the Lenders have consented and agreed that the
Company may withdraw all funds in the Cash Collateral Account; and

                  WHEREAS, the Parent Guarantor and/or the Company may establish one or more Employee Trusts (as defined below);

                  NOW THEREFORE, in consideration of the premises, and in
reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. LIMITED WAIVER. Subject to the terms hereof and in reliance on the representations and warranties of the Company here in contained, the Lenders hereby waive the Scheduled Defaults during the period (the "Waiver
Period") commencing on the date hereof and ending on the earliest to occur of
(a) August 1, 2002, (b) the date on which any payment of interest or principal on the Subordinated Debt, the Senior Debt, the New Senior Debt or the Additional
New Senior Debt is made or set apart, (c) the occurrence of any Event of Default
(other than the Scheduled Defaults), (d) the acceleration of the maturity of any
Indebtedness of the Parent Guarantor, the Company or any of their Subsidiaries or for which any of them is contingently liable having an aggregate principal amount in excess of $10,000,000, (e) the commencement of any litigation or administrative proceeding against the Parent Guarantor, the Company or any of their Subsidiaries by any holder or holders of any Indebtedness of the Parent
Guarantor, the Company or any of their Subsidiaries or for which any of them is contingently liable seeking to enforce the payment of interest or principal aggregating in excess of $20,000,000 on any such Indebtedness, and (f) the failure of the Company to comply with any of the provisions of this Agreement.
Without limiting the generality of the provisions of Section 12.1 of the Credit
Agreement, the waiver set forth in this Section 1 shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of Sections 10.1.6, 10.1.10(a), 9.2.4, 8.15 and 9.1.1(b) of the Credit Agreement
in the manner and to the extent described in Schedule A to this Agreement, and nothing in this Section 1 shall be deemed to (a) constitute a waiver of compliance by Company (i) with respect to such Sections of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the
Credit Agreement or any other instrument or agreement referred to therein or (b)
prejudice any right or remedy that Agent or any Lender may now have or may have in the future (except to the extent such right or remedy is based upon the
Scheduled Defaults which, upon giving effect to this Agreement, will be deemed not to exist during the Waiver Period) under or in connection with the Credit
Agreement or any other instrument or agreement referred to therein.

                  SECTION 2. PERMITTED BORROWINGS DURING THE WAIVER PERIOD. The
Lenders and the Agent hereby waive the conditions precedent to Credit Extensions set forth in Section 7.2 of the Credit Agreement during the Waiver Period to the extent provided in Schedule B to this Agreement; provided that (a) all other conditions precedent to any requested Credit Extension are satisfied, (b) the
Revolving Credit Outstandings at any time during the Waiver Period do not exceed the lesser of (i) $100,000,000 and (ii) the Borrowing Base then in effect, (c)
the Revolving Commitment Availability is not less than $40,000,000 at any time,
(d) no Default (other than the Scheduled Defaults) shall have occurred and be continuing, (e) no cash Credit Extensions shall be permitted unless the unrestricted cash balances of the Parent Guarantor, the Company and their
Subsidiaries (other than VALCO and ALPART) at the time of such Credit Extension shall be less than $25,000,000, and (f) as part of every Borrowing Request, the
Company represents that the requested funds will not be used to make any principal or interest payments on the Senior Debt, the New Senior Debt, the
Additional New Senior Debt, or the Subordinated Debt.

                  SECTION 3. ACKNOWLEDGMENT AND AGREEMENT. The Company and the
Parent Guarantor acknowledge and agree that the Scheduled Defaults have or may occur and that absent the waivers set forth herein such Scheduled Defaults would
(or, subject to any applicable notice requirements or grace or cure periods, would) constitute Events of Default that would entitle the Lenders to declare the Obligations immediately due and payable and to take action to collect the
Obligations. Subject only to the terms of this Agreement and any applicable notice, grace or cure period, the Agent and the Lenders may exercise any right or remedy available to them pursuant to the Loan Documents or by applicable law or in equity, including, without limitation, as the result of an Event of
Default other than a Scheduled Default, and nothing herein shall operate to restrict, inhibit or prohibit the Agent or the Lenders from exercising any such right or remedy or from the prosecution or continued prosecution of any action or proceeding in furtherance of the foregoing. The Company and the Parent
Guarantor acknowledge that neither the Agent nor any of the Lenders have made any commitment as to how the Scheduled Defaults will be resolved upon the termination of the Waiver Period. The Company and the Parent Guarantor
acknowledge and agree that at any time on or after the termination of the Waiver
Period any and all Scheduled Defaults will (if then existing) immediately constitute Events of Default entitling the Lenders, to the extent permitted by applicable law and in accordance with the Loan Documents, to exercise any and all of their rights and remedies (including rights and remedies based on the
Scheduled Defaults), whether under the Credit Agreement, the Loan Documents, at law or in equity, without further notice or demand.

                  SECTION 4. CONSENT.

                  A. The Lenders hereby consent and agree that, so long as no
Default exists other than the Scheduled Defaults, the Company may withdraw all funds in the Cash Collateral Account.

                  B. Notwithstanding anything to the contrary contained herein, in the Credit Agreement or in any other Loan Document, the establishment, existence, funding and operation of one or more trusts to secure and fund (i)
certain indemnification obligations for certain directors, officers, employees and agents of the Parent Guarantor, the Company or their Subsidiaries and other similar Persons and (ii) certain retention obligations for certain directors, officers and employees of the Parent Guarantor, the Company or their
Subsidiaries (the "Employee Trusts") shall not be deemed to violate any provision of the Credit Agreement or of any other Loan Document, provided that the amount transferred by the Parent Guarantor, the Company and their
Subsidiaries to the Employee Trusts, together with any amounts paid by the
Parent Guarantor, the Company, or their Subsidiaries for fees and expenses in connection with the establishment and operation of the Employee Trusts, does not exceed $10,000,000 in the aggregate.

                  SECTION 5. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective as of the date hereof only when the following conditions shall have been satisfied and notice thereof shall have been given by the Agent to the
Parent Guarantor, the Company and each Lender (the date of satisfaction of such conditions and the giving of such notice being referred to herein as the
"Agreement Effective Date"):

                  A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of the Parent Guarantor, the Company, the Agent and each of the Lenders (or notice of the approval of this Agreement by the
Lenders satisfactory to the Agent shall have been received by the Agent).

                  B. The Agent shall have received:

                     (1) Resolutions of the Board of Directors or of the
Executive Committee of the Board of Directors of the Company and the Parent
Guarantor approving and authorizing the execution, delivery and performance of this Agreement, certified by their respective corporate secretaries or assistant secretaries as being in full force and effect without modification or amendment as of the date of execution hereof by the Company or the Parent Guarantor, as the case may be;

                     (2) A signature and incumbency certificate of the officers of the Company and the Parent Guarantor executing this Agreement;

                     (3) For each Lender, an opinion, addressed to the Agent and each Lender, from Kramer Levin Naftalis & Frankel LLP, in form and substance satisfactory to the Agent;

                     (4) Such other information, approvals, opinions, documents or instruments as the Agent may reasonably request;

                     (5) An amount equal to the unpaid legal fees owed to
Agent's counsel; and

                     (6) For the pro rata benefit of the Lenders, a fee in the
amount of $1,000,000; provided, however, that if any Lender is a party to any debtor in possession facility entered into by the Company within six months after the date hereof, one half of the fee received by such Lender hereunder shall be applied to reduce the fee payable to such Lender in respect of such financing.

                  SECTION 6. COMPANY'S REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Agent to enter into this Agreement, the Parent
Guarantor and the Company represent and warrant to each Lender and the Agent that, as of the Agreement Effective Date, after giving effect to the effectiveness of this Agreement, the following statements are true and correct in all material respects:

                  A. Authorization of Agreements. The execution, delivery and performance of this Agreement by the Company and the Parent Guarantor are within such Obligor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company and the Parent Guarantor, as the case may be.

                  B. No Conflict. The execution, delivery and performance by the
Company and the Parent Guarantor of this Agreement do not:

                     (1)  contravene such Obligor's Organic Documents;

                     (2)  contravene the Senior Indenture, the New Senior
Indenture, the Additional New Senior Indenture, or the Subordinated Indenture or
contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Obligor or any of its Subsidiaries; or

                     (3)  result in, or require the creation or imposition of,
any Lien on any of such Obligor's properties or any of the properties of any
Subsidiary of such Obligor, other than pursuant to the Loan Documents.

                  C. Binding Obligation. This Agreement has been duly executed and delivered by the Company and the Parent Guarantor and this Agreement constitutes the legal, valid and binding obligation of the Company and the
Parent Guarantor, enforceable against the Company and the Parent Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors'
rights generally and by general principles of equity.

                  D. Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery or performance of this Agreement by the Company or the
Parent Guarantor.

                  E. Incorporation of Representations and Warranties from Credit
Agreement. Each of the statements set forth in Section 7.2.1 of the Credit
Agreement (except insofar as such statements relate to Sections 8.6(b), 8.7 and
8.15 of the Credit Agreement) is true and correct.

                  SECTION 7. ACKNOWLEDGEMENT AND CONSENT. The Company is a party to the Company Collateral Documents, in each case as amended through the date hereof, pursuant to which the Company has created Liens in favor of the Agent on certain Collateral to secure the Obligations. The Parent Guarantor is a party to the Parent Collateral Documents, in each case as amended through the date hereof, pursuant to which the Parent Guarantor has created Liens in favor of the
Agent on certain Collateral and pledged certain Collateral to the Agent to secure the Obligations of the Parent Guarantor. Certain Subsidiaries of the
Company are parties to the Subsidiary Guaranty and/or one or more of the
Subsidiary Collateral Documents, in each case as amended through the date hereof, pursuant to which such Subsidiaries have (i) guarantied the Obligations and/or (ii) created Liens in favor of the Agent on certain Collateral. The
Company, the Parent Guarantor and such Subsidiaries are collectively referred to herein as the "Credit Support Parties", and the Company Collateral Documents,
the Parent Collateral Documents, the Subsidiary Guaranty and the Subsidiary
Collateral Documents are collectively referred to herein as the "Credit Support
Documents".

                  Each Credit Support Party hereby acknowledges that it has
reviewed the terms and provisions of the Credit Agreement and this Agreement and consents to the execution and delivery of this Agreement.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, the payment and performance of all obligations guaranteed or secured thereby, as the case may be.

                  Each Credit Support Party (other than the Company and the
Parent Guarantor) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Credit Support
Party is not required by the terms of the Credit Agreement or any other Loan
Document to consent to the execution and delivery of this Agreement and (ii)
nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to, or waivers or consents under, the Credit Agreement.

                  SECTION 8. MISCELLANEOUS.

                  A. Effect on the Credit Agreement and the Other Loan
Documents. Except as specifically set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  B. Applicable Law. THIS AGREEMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK,
WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                  C. Headings. The various headings of this Agreement are
inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

                  D. Counterparts. This Agreement may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  E. Severability. Any provision of this Agreement which is
prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM CORPORATION                KAISER ALUMINUM & CHEMICAL
                                           CORPORATION

By:    /S/ DAVID A. CHEADLE                By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle            Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                  Its:  Assistant Treasurer

BANK OF AMERICA, N.A. (successor to        BANK OF AMERICA, N.A. (successor to
BankAmerica Business Credit, Inc.),        BankAmerica Business Credit, Inc.)
as Agent

By:    /S/ MICHAEL J. JASAITIS             By:  /S/ MICHAEL J. JASAITIS
Name Printed:  Michael J. Jasaitis         Name Printed:  Michael J. Jasaitis
Its:  Vice President                       Its:  Vice President

THE CIT GROUP/BUSINESS
CREDIT, INC.

By: /S/ NEAL T. LEGAN
Name Printed: Neal T. Legan
Its:  VP - Regional Credit Manager

CONGRESS FINANCIAL CORPORATION
(WESTERN)

By: /S/ GARY D. CASSIANNI
Name Printed: Gary D. Cassianni
Its: Vice President

ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION                  KAISER ALUMINUM & CHEMICAL
                                           INVESTMENT, INC.

By: /S/ DAVID A. CHEADLE                   By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle            Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                  Its:  Assistant Treasurer

KAISER ALUMINUM PROPERTIES, INC.           KAISER ALUMINUM TECHNICAL
                                           SERVICES, INC.

By: /S/ DAVID A. CHEADLE                   By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle            Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                  Its:  Assistant Treasurer

OXNARD FORGE DIE COMPANY, INC.             KAISER ALUMINIUM
                                           INTERNATIONAL, INC.

By:   /S/ DAVID A. CHEADLE                 By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle            Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                  Its:  Assistant Treasurer

KAISER ALUMINA AUSTRALIA                   KAISER FINANCE CORPORATION
CORPORATION

By:   /S/ DAVID A. CHEADLE                 By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle            Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                  Its:  Assistant Treasurer

ALPART JAMAICA INC.                        KAISER JAMAICA CORPORATION

By:  /S/ DAVID A. CHEADLE                  By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle            Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                  Its:  Assistant Treasurer

KAISER BAUXITE COMPANY                     KAISER EXPORT COMPANY

By:  /S/ DAVID A. CHEADLE                  By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle            Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                  Its:  Assistant Treasurer

KAISER MICROMILL HOLDINGS, LLC             KAISER SIERRA MICROMILLS, LLC

By:  /S/ DAVID A. CHEADLE                  By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle            Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                  Its:  Assistant Treasurer

KAISER TEXAS SIERRA MICROMILLS,            KAISER TEXAS MICROMILL
LLC                                        HOLDINGS, LLC

By:  /S/ DAVID A. CHEADLE                  By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle            Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                  Its:  Assistant Treasurer

KAISER BELLWOOD CORPORATION

By:  /S/ DAVID A. CHEADLE
Name Printed:  David A. Cheadle
Its:  Assistant Treasurer

                                   SCHEDULE A

                               SCHEDULED DEFAULTS

                  1. Any Default or Event of Default described in Section 10.1.6 of the Credit Agreement arising out of (a) any default in the payment when due of interest or principal payable on or in respect of the Subordinated Debt
Instruments, the Senior Debt Instruments, the New Senior Debt Instruments,
and/or the Additional New Senior Debt Instruments and/or (b) any default with respect to the Subordinated Debt, the Senior Debt, the New Senior Debt and/or
the Additional New Senior Debt if the effect of such default is to permit the holder or holders of any such Indebtedness, or any trustee or agent for such holders, to cause any such Indebtedness to become due or payable prior to its expressed maturity.

                  2. Any Event of Default described in clause (a) of Section
10.1.10 of the Credit Agreement.

                  3. Any failure to comply with Section 9.2.4 of the Credit
Agreement.

                  4. Any breach of the representations and warranties set forth in Section 8.15 of the Credit Agreement.

                  5. Any failure to comply with Section 9.1.1(b) of the Credit
Agreement arising out of the delivery by the Company of an audit report by
Arthur Andersen LLP with respect to the 2001 Fiscal Year containing an
Impermissible Qualification.

                                   SCHEDULE B

                  1. The condition in Section 7.2.1(a) of the Credit Agreement in respect the truth and correctness of certain representations and warranties insofar as such condition relates to the representations and warranties in
Sections 8.6(b), 8.7 and/or 8.15 of the Credit Agreement.

                  2. The condition in Section 7.2.1(c) of the Credit Agreement that no Default shall have occurred and be continuing insofar as such condition would not be satisfied by reason of the existence of any or all of the Scheduled
Defaults.